UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 5, 2007

JACUZZI BRANDS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-14557	22-3568449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 S. Flagler Drive, West Tower, Suite 1100, West Palm Beach, FL 33401
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (561) 514-3838

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

   Item 8.01 Other Events

     On January 5, 2007 Jacuzzi Brands, Inc. (the “Company”) issued a press release announcing that the Company has filed with the Securities and Exchange Commission definitive proxy materials on Schedule 14A in connection with the Company’s 2007 annual meeting of stockholders (the “Annual Meeting”) and that the Annual Meeting will be held on January 25, 2007 at 2:00 p.m. local time at the Hilton Palm Beach Airport, 150 Australian Avenue, West Palm Beach, Florida 33406. At the Annual Meeting the Company will seek, among other things, stockholder approval of the previously announced merger agreement with Jupiter Acquisition, LLC and its wholly owned subsidiary, Jupiter Merger Sub, Inc. The record date to determine the stockholders entitled to notice of, and to vote at, the Annual Meeting is December 11, 2006.

     A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Section 9 – Financial Statements and Exhibits

   Item 9.01 Financial Statements and Exhibits

     (d)   Exhibits

Exhibit Number	Description

99.1	Press Release issued by the Company on January 5, 2007.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACUZZI BRANDS, INC.

Date: January 5, 2007	By:	/s/ Steven C. Barre

		Name:	Steven C. Barre
		Title:	Senior Vice President, General Counsel and Secretary